EXHIBIT 10.2

Statement of Trustee

Stephen Kenwood
13629 Marine Drive

White Rock, BC

Manu Forti Group Inc.
225 - 425 Carrall Street
Vancouver, BC, Canada, V6B 6E3

I, Stephen Kenwood, hold in trust for Manu Forti Group Inc., a 100% undivided interest in one mineral claim, namely: CRUZ (Record Number 404255), located in the Vernon Mining Division.

I will deliver full title on demand to Manu Forti Group Inc. for as long as the claim is in good standing with the Province of British Columbia.

Dated the 11th day of August, 2003

/s/ "Stephen Kenwood"

Stephen Kenwood